UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 2019

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LHC GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-33989	71-0918189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Hugh Wallis Road South

Lafayette, Louisiana 70508

(Address of Principal Executive Offices) (Zip Code)

(337) 233-1307

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LHCG	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2019, LHC Group, Inc. (the “Company”) announced that Donald D. Stelly will resign as President and Chief Operating Officer of the Company, effective as of December 31, 2019.  In connection with his resignation, the Company and Mr. Stelly have entered into a separation agreement (the “Separation Agreement”) providing for severance payments and benefits to Mr. Stelly consistent with the terms of Mr. Stelly’s employment agreement with the Company, dated as of June 1, 2019 (the “Employment Agreement”).  Under the Separation Agreement, Mr. Stelly agreed not to compete against the Company or solicit the Company’s employees or customers for a period of twenty-four months following the termination of his employment.

In addition, Mr. Stelly and the Company have entered into a consulting agreement (the “Consulting Agreement”) pursuant to which Mr. Stelly will provide consulting services to the Company for a term of twenty-four months following his termination of employment.  Under the Consulting Agreement, Mr. Stelly agreed not to compete against the Company or solicit the Company’s employees or customers during the term of the Consulting Agreement and for a period of not less than twelve months following the termination of the Consulting Agreement.  In consideration of the consulting services and the restrictive covenants, the Company will pay Mr. Stelly a monthly consulting fee, and will grant to Mr. Stelly an award of restricted stock which will vest in five equal annual installments, subject to Mr. Stelly’s compliance with all restrictive covenants applicable to him under his Employment Agreement, the Separation Agreement and the Consulting Agreement.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are furnished with this Current Report on Form 8-K:

EXHIBIT NO.	DESCRIPTION

10.1	Separation Agreement by and between Donald D. Stelly and LHC Group, Inc.
10.2	Consulting Agreement by and between Donald D. Stelly and LHC Group, Inc.
99.1	Press Release, dated November 26, 2019, announcing senior management change (furnished only).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LHC GROUP, INC.

Date: November 29, 2019	By:	/s/ Joshua L. Proffitt
Joshua L. Proffitt
Chief Financial Officer